UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2020

QURATE RETAIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock	QRTEA	The Nasdaq Stock Market LLC
Series B common stock	QRTEB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2020, QVC, Inc. (“QVC”), an indirect wholly-owned subsidiary of Qurate Retail, Inc. (“Qurate Retail”), will file a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (File No. 333-233799) pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to an underwritten public offering of new QVC senior secured notes. The Preliminary Prospectus Supplement will contain Qurate Retail’s preliminary expectations concerning its results on a consolidated basis for the fourth quarter of 2019, which are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Qurate Retail will not provide any additional details or commentary regarding the foregoing prior to the release of full financial results for the three months ended December 31, 2019.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Qurate Retail’s preliminary expectations of certain overall consolidated unaudited financial results and estimate of a non-cash impairment charge expected to be recorded for the fourth quarter of 2019. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the procedures and controls associated with the completion of quarter- and year-end financial reporting for the three and twelve months ended December 31, 2019, the completion of KPMG LLP’s review and audit of such results of operation and financial performance, regulatory matters affecting Qurate Retail’s business and changes in law. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Qurate Retail expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Qurate Retail’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Qurate Retail, including the most recent Forms 10-K and 10-Q, for additional information about Qurate Retail and about the risks and uncertainties related to Qurate Retail’s business, which may affect the statements made in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpt from Preliminary Prospectus Supplement, dated January 28, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2020

QURATE RETAIL, INC.

By:	/s/ Katherine C. Jewell
	Name:	Katherine C. Jewell
	Title:	Assistant Vice President and Secretary

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